Filed pursuant to Rule 497
File No. 333-178646

CĪON INVESTMENT CORPORATION

Supplement No. 5 dated June 26, 2015

To

Prospectus dated April 23, 2015

    This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 23, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

    Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERING

    Since commencing our continuous public offering on July 2, 2012 and through June 25, 2015, we received and accepted subscriptions in our offering for approximately 78,326,200 shares of our common stock at an average price per share of $10.26, for corresponding gross proceeds of approximately $803,582,600, including shares purchased by our affiliates, shares repurchased pursuant to our share repurchase program and proceeds from our second amended and restated distribution reinvestment plan.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments” is hereby amended by adding the following as a new subsection thereof on the top of page 19:

CĪON / Capitala Senior Loan Fund I, LLC

    On June 24, 2015, we entered into a joint venture with Capitala Finance Corp., or Capitala, to form CĪON / Capitala Senior Loan Fund I, LLC, or CCSLF.  We and Capitala have committed to provide up to $50 million of equity to CCSLF, with us providing up to $40 million and Capitala providing up to $10 million. CCSLF is expected to invest primarily in senior secured loans.